UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Target Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

The schedules below set forth revised participant information for Target Corporation.

INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be “participants” in our solicitation of proxies from our shareholders in connection with our 2009 annual meeting of shareholders.

Directors and Nominees

The principal occupations of our directors and nominees who are considered “participants” in our solicitation are set forth under the section above titled “Item One - Election of Directors” of the definitive proxy statement filed by Target on April 21, 2009. The name and business addresses, and address of the organization of employment, of our directors and nominees are as follows:

Name	Business Address
Roxanne S. Austin	c/o Target Corporation, 1000 Nicollet Mall, TPS-3255, Minneapolis, MN 55403
Calvin Darden	c/o Target Corporation, 1000 Nicollet Mall, TPS-3255, Minneapolis, MN 55403
Mary N. Dillon	McDonald’s Corporation, 2915 Jorie Boulevard, Oak Brook, IL 60523
James A. Johnson	Perseus, LLC, 2099 Pennsylvania Avenue NW, Suite 900, Washington, D.C. 20006
Richard M. Kovacevich	Wells Fargo & Company, 420 Montgomery Street, A0101-121, San Francisco, CA 94104
Mary E. Minnick	Lion Capital LLP, 21 Grosvenor Place, London SWIX 7HF United Kingdom
Anne M. Mulcahy	Xerox Corporation, 45 Glover Avenue, 6th Floor, P.O. Box 4505, Norwalk, CT 06856-4505
Derica W. Rice	Eli Lilly and Company, 307 East McCarty, DC 1201, Indianapolis, IN 46285
Stephen W. Sanger	Optimus Holdings, Ltd., 294 Grove Lane East, Suite 280, Wayzata, MN 55391
Gregg W. Steinhafel	Target Corporation, 1000 Nicollet Mall, TPS-2655, Minneapolis, MN 55403
George W. Tamke	Clayton, Dubilier & Rice, Inc., 375 Park Avenue, 18th Floor, New York, NY 10152
Solomon D. Trujillo	Telstra Corporation Ltd., Level 40, 242 Exhibition Street, Melbourne VIC 3000 Australia

Officers and Employees

The principal occupations of our executive officers and employees who are considered “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with Target, and the business address for each person is Target Corporation, 1000 Nicollet Mall, Minneapolis, MN 55403.

Name	Principal Occupation
Patricia Adams	Senior Vice President Merchandising, Apparel and Accessories
Stephanie S. Anderson	Director, Accounting and Analysis
Timothy R. Baer	Executive Vice President, General Counsel and Corporate Secretary
Robert Barnhart	Vice President Risk—Target Financial Services
Lori A. Bonin	Vice President Stores Facilities Management
Meghan Brown	Director, Human Resources
John J. Butcher	Vice President Merchandising
Tom Butterfield	Vice President Target Technology Services
Timothy W. Curoe	Vice President Talent Acquisition
Shawn R. Gensch	Vice President Marketing
John Griffith	Executive Vice President Property Development
Corey L. Haaland	Vice President and Treasurer
Robert M. Harrison	Vice President Controller
Michael R. Hockenberry	Director, Merchandise Planning

Name	Principal Occupation
John R. Hulbert	Director, Investor Communications
Shelley Hyytinen	Vice President-MPSD
Beth M. Jacob	Senior Vice President-Target Technology Services and Chief Information Officer
Spencer W. Johnson	Vice President Guest Operations
Susan D. Kahn	Senior Vice President, Communications
Sean D. Kelly	Senior Group Counsel
David S. Lima	Senior Group Counsel
Michael J. Logan	Director, Civic Affairs
Stephanie Alice Jean Lundquist	Director, Talent Acquisition
Jeffrey S. Mader	Vice President IT Engineering
David Marquis	Director, Real Estate
Todd Marshall	Vice President Merchandise Marketing
Tracy A. Murphy	Director, Target Financial Services Business Systems
Joseph L. Nunez	Senior Group Counsel
Lissa E. Reitz	Director Communications
Lori A. Riley	Vice President Headquarters Operations and Team Member Services
Sara Justice Ross	Assistant Treasurer
Mark Schindele	Senior Vice President Merchandising Hardlines
Joseph H. Schultz	Director, In Store Marketing
Douglas A. Scovanner	Executive Vice President and Chief Financial Officer
Ann Scovil	Vice President Assurance
Robert A. Seng	Assistant General Counsel
Terri K. Simard	Vice President Law
Susan K. Smith	General Counsel Target Financial Services
Marcus J. Steadman	Vice President Construction
Gregg W. Steinhafel	Chairman of the Board, President and Chief Executive Officer
Mitchell L. Stover	Senior Vice President Distribution
Kathryn A. Tesija	Executive Vice President Merchandising
Kari L. Thompson	Director Communications
Michael J. Wahlig	Vice President Law
Laysha Ward	President, Community Relations and Foundation
Judith L. Werthauser	Vice President Headquarters Human Resources
Catharine R. Wright	Director Finance Goals and Forecasts

Information Regarding Ownership of Target Securities by Participants

The number of shares of our common stock held by our directors and named executive officers as of March 20, 2009 is set forth under the “Beneficial Ownership of Certain Shareholders” section of the definitive proxy statement filed by Target on April 21, 2009. The following table sets forth the number of shares held as of March 20, 2009 by our other employees who are “participants.”

Name	Shares of Common Stock Beneficially Owned
Patricia Adams	123,582 shares, including 106,410 shares potentially issuable within 60 days
Stephanie S. Anderson	2,938 shares, including 1,504 shares potentially issuable within 60 days
Robert Barnhart	34,372 shares, including 34,265 shares potentially issuable within 60 days
Lori A. Bonin	20,941 shares, including 19,781 shares potentially issuable within 60 days
Meghan Brown	944 shares, including 694 shares potentially issuable within 60 days
John J. Butcher	12,477 shares, including 11,794 shares potentially issuable within 60 days
Tom Butterfield	5,915 shares, including 5,315 shares potentially issuable within 60 days
Timothy W. Curoe	31,999 shares, including 31,302 shares potentially issuable within 60 days
Shawn R. Gensch	28,808 shares, including 27,658 shares potentially issuable within 60 days
John Griffith	357,448 shares, including 342,343 shares potentially issuable within 60 days
Corey L. Haaland	60,785 shares, including 58,824 shares potentially issuable within 60 days
Robert M. Harrison	5,095 shares, including 5,012 shares potentially issuable within 60 days

Name	Shares of Common Stock Beneficially Owned
Michael R. Hockenberry	8,516 shares, including 7,066 shares potentially issuable within 60 days
John R. Hulbert	1,914 shares, including 1,161 shares potentially issuable within 60 days
Shelley Hyytinen	29,412 shares, including 24,482 shares potentially issuable within 60 days
Beth M. Jacob	50,000 shares, including 48,156 shares potentially issuable within 60 days
Spencer W. Johnson	47,286 shares, including 47,248 shares potentially issuable within 60 days
Sean D. Kelly	2,112 shares, including 1,882 shares potentially issuable within 60 days
David S. Lima	3,877 shares, including 3,204 shares potentially issuable within 60 days
Michael J. Logan	2,917 shares, including 1,508 shares potentially issuable within 60 days
Stephanie Alice Jean Lundquist	1,228 shares, including 470 shares potentially issuable within 60 days
Susan D. Kahn	44,680 shares, including 32,212 shares potentially issuable within 60 days
Jeffrey S. Mader	23,409 shares, including 20,280 shares potentially issuable within 60 days (1)
David Marquis	39,528 shares, including 30,723 shares potentially issuable within 60 days
Todd Marshall	13,079 shares, including 12,524 shares potentially issuable within 60 days
Tracy A. Murphy	12,284 shares, including 8,805 shares potentially issuable within 60 days
Joseph L. Nunez	2,816 shares, including 2,809 shares potentially issuable within 60 days
Lissa E. Reitz	17,909 shares, including 16,412 shares potentially issuable within 60 days
Lori A. Riley	19,939 shares, including 17,434 shares potentially issuable within 60 days
Sara Justice Ross	37,363 shares, including 34,246 shares potentially issuable within 60 days
Mark Schindele	20,667 shares, including 18,485 shares potentially issuable within 60 days
Joseph H. Schultz	12,245 shares, including 9,424 shares potentially issuable within 60 days
Ann Scovil	33,934 shares, including 30,713 shares potentially issuable within 60 days
Robert A. Seng	734 shares, including 639 shares potentially issuable within 60 days
Terri K. Simard	39,969 shares, including 37,010 shares potentially issuable within 60 days
Susan K. Smith	27,868 shares, including 24,004 shares potentially issuable within 60 days
Marcus J. Steadman	69,673 shares, including 63,923 shares potentially issuable within 60 days
Mitchell L. Stover	122,515 shares, including 110,441 shares potentially issuable within 60 days
Kathryn A. Tesija	97,006 shares, including 63,778 shares potentially issuable within 60 days
Kari L. Thompson	4,921 shares, including 4,159 shares potentially issuable within 60 days
Michael J. Wahlig	49,115 shares, including 38,363 shares potentially issuable within 60 days
Laysha Ward	42,963 shares, including 40,827 shares potentially issuable within 60 days
Judith L. Werthauser	1,391 shares, including 0 shares potentially issuable within 60 days
Catharine R. Wright	16,344 shares, including 13,217 shares potentially issuable within 60 days

(1)  Includes 10,394 shares owned by his spouse, Judy Mader, which includes 8,178 shares potentially issuable within 60 days.  Ms. Mader is an employee of Target and her business address is Target Corporation, 1000 Nicollet Mall, Minneapolis, MN 55403.

Shares of our common stock owned of record by each of our directors, named executive officers and other participants are beneficially owned by such person.

Information Regarding Transactions in Target Securities by Participants

The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above under “Directors and Nominees” and “Officers and Employees” during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Shares of Common Stock Purchased or Sold (3/20/07 — 3/20/09)

Name	Date	# of Shares	Transaction Description

Patricia Adams	7/3/2007	17,924	Acquisition — Stock option exercise
	7/3/2007	(17,924)	Disposition — Open market sale

Name	Date	# of Shares	Transaction Description

	1/9/2008	(199)	Disposition — Transfer from Target stock fund in deferred compensation plan
	9/3/2008	11,388	Acquisition — Stock option exercise
	9/3/2008	(11,388)	Disposition — Open market sale
	3/3/2009	1,946	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	3/12/2008	4,616	Acquisition — Settlement of performance share unit award
	3/12/2008	(1,510)	Disposition — Surrender of shares for tax withholding
	3/11/2009	142	Acquisition — Settlement of performance share unit award
	3/11/2009	(47)	Disposition — Surrender of shares for tax withholding
	Various	275	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	1,235	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Stephanie S. Anderson	11/14/2008	17	Acquisition — Transfer into Target stock fund under Target 401(k)
	Various	421	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Roxanne S. Austin	6/13/2007	1,189	Acquisition — Award of restricted stock units
	6/11/2008	1,440	Acquisition — Award of restricted stock units
	1/14/2009	2,219	Acquisition — Award of restricted stock units
	Various	100	Acquisition — Dividend equivalents for restricted stock units

Timothy R. Baer	3/12/2008	17,044	Acquisition — Settlement of 2005 performance share unit awards
	3/12/2008	(7,278)	Disposition — Surrender of shares for tax withholding
	1/14/2009	17,752	Acquisition — Award of restricted stock units
	3/11/2009	567	Acquisition — Settlement of 2006 performance share unit awards
	3/11/2009	(97)	Disposition — Surrender of shares for tax withholding
	3/19/2009	24,050	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	Various	357	Acquisition — Dividend equivalents for restricted stock units
	Various	583	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Robert Barnhart	7/13/2007	(850)	Disposition — Transfer from Target stock fund under Target 401(k)
	10/10/2008	(222)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	480	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Lori A. Bonin	3/17/2008	3	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	3/17/2008	(8)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	1	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	508	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Meghan Brown	6/26/2008	(209)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	394	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

John J. Butcher	Various	(1,451)	Disposition — Net effect of managed account transactions in Target stock fund under Target 401(k)

Name	Date	# of Shares	Transaction Description

	Various	642	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Tom Butterfield	Various	483	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Timothy W. Curoe	6/22/2007	5,541	Acquisition — Stock option exercise
	6/22/2007	(5,541)	Disposition — Open market sale
	6/27/2007	(1,343)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	530	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Calvin Darden	6/13/2007	1,189	Acquisition — Award of restricted stock units
	6/11/2008	1,440	Acquisition — Award of restricted stock units
	1/14/2009	2,219	Acquisition — Award of restricted stock units
	Various	100	Acquisition — Dividend equivalents for restricted stock units

Mary N. Dillon	9/12/2007	799	Acquisition — Award of restricted stock units
	1/9/2008	2,506	Acquisition — Award of restricted stock units
	6/11/2008	2,352	Acquisition — Award of restricted stock units
	1/14/2009	7,249	Acquisition — Award of restricted stock units
	Various	143	Acquisition — Dividend equivalents for restricted stock units

Shawn R. Gensch	Various	529	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)
	Various	83	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account

John Griffith	7/6/2007	29,542	Acquisition — Stock option exercise
	7/6/2007	(29,542)	Disposition — Open market sale
	1/9/2008	(6,864)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	3/12/2008	19,176	Acquisition — Settlement of performance share unit award
	3/12/2008	17,044	Acquisition — Settlement of performance share unit award
	3/12/2008	(7,278)	Disposition — Surrender of shares for tax withholding
	3/25/2008	(19,176)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	1/14/2009	20,711	Acquisition — Award of restricted stock units
	3/11/2009	693	Acquisition — Settlement of performance share unit award
	3/11/2009	(227)	Disposition — Surrender of shares for tax withholding
	Various	656	Acquisition — Dividend equivalents for restricted stock units
	Various	1,374	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Corey L. Haaland	6/20/2007	4,432	Acquisition — Stock option exercise
	6/20/2007	(4,432)	Disposition — Open market sale
	Various	552	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Robert M. Harrison	3/20/2007	(85)	Disposition — Transfer from Target stock fund under Target 401(k)
	6/4/2007	(90)	Disposition — Transfer from Target stock fund under Target 401(k)
	10/19/2007	(60)	Disposition — Transfer from Target stock fund under Target 401(k)
	5/5/2008	(7)	Disposition — Transfer from Target stock fund under Target 401(k)
	9/9/2008	(23)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	505	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)
	Various	(243)	Disposition — Automatic rebalance of shares allocated to an individual account under the Target 401(k)

Name	Date	# of Shares	Transaction Description

Michael R. Hockenberry	3/13/2009	963	Acquisition — Acquisition of shares allocated to an individual account under the Target 401(k)
	Various	478	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

John R. Hulbert	6/4/2007	(454)	Disposition — Open market sale
	Various	480	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Shelley Hyytinen	1/8/2009	(747)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	Various	592	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)
	Various	27	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account

Beth M. Jacob	6/20/2007	2,610	Acquisition — Stock option exercise
	6/20/2007	(2,610)	Disposition — Open market sale
	1/14/2009	13,314	Acquisition — Award of restricted stock units
	3/10/2009	81	Acquisition — Dividend equivalents for restricted stock units
	Various	308	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	801	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

James A. Johnson	6/13/2007	2,141	Acquisition — Award of restricted stock units
	6/15/2007	(6,000)	Disposition — Open market sale
	2/27/2008	4,692	Acquisition — Stock option exercise
	2/27/2008	(4,692)	Disposition — Open market sale
	9/2/2008	5,694	Acquisition — Stock option exercise
	9/2/2008	(5,694)	Disposition — Open market sale
	Various	115	Acquisition — Dividend equivalents for restricted stock units

Spencer W. Johnson	5/30/2007	(181)	Disposition — Transfer from Target stock fund under Target 401(k)
	7/13/2007	4,413	Acquisition — Stock option exercise
	7/13/2007	(4,413)	Disposition — Open market sale
	12/17/2008	(218)	Disposition — Transfer from Target stock fund under Target 401(k)
	2/25/2009	5,851	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	2/25/2009	(77)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	487	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Susan D. Kahn	7/13/2007	5,883	Acquisition — Stock option exercise
	7/13/2007	(5,883)	Disposition — Open market sale
	1/9/2008	(586)	Disposition — Open market sale
	Various	694	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	1,098	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Sean D. Kelly	6/15/2007	(158)	Disposition — Transfer from Target stock fund under Target 401(k)
	7/9/2007	(102)	Disposition — Transfer from Target stock fund under Target 401(k)
	12/20/2007	(31)	Disposition — Transfer from Target stock fund under Target 401(k)
	11/19/2008	5	Acquisition — Acquisition of shares allocated to an individual account under the Target 401(k)

Name	Date	# of Shares	Transaction Description

	Various	(139)	Disposition — Automatic rebalance of shares allocated to an individual account under the Target 401(k)
	Various	402	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Richard M.	6/5/2007	(4,000)	Disposition — Open market sale
Kovacevich	6/13/2007	1,189	Acquisition — Award of restricted stock units
	6/15/2007	(1,900)	Disposition — Open market sale
	6/20/2007	(2,100)	Disposition — Open market sale
	7/12/2007	(16,000)	Disposition — Open market sale
	7/12/2007	8,864	Acquisition — Stock option exercise
	7/12/2007	(4,295)	Disposition — Stock swap
	6/11/2008	1,440	Acquisition — Award of restricted stock units
	Various	86	Acquisition — Dividend equivalents for restricted stock units

David S. Lima	7/12/2007	(348)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	433	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Michael J. Logan	Various	478	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Stephanie Alice Jean Lundquist	Various	449	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Jeffrey S. Mader	Various	522	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

David Marquis	7/18/2007	4,432	Acquisition — Stock option exercise
	7/18/2007	(4,432)	Disposition — Open market sale
	11/30/2007	(8,252)	Disposition — Transfer from Target stock fund under Target 401(k)
	12/18/2008	8,580	Acquisition — Acquisition of shares allocated to an individual account under the Target 401(k)
	1/8/2009	(292)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	Various	64	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	(240)	Disposition — Automatic rebalance of shares allocated to an individual account under the Target 401(k)
	Various	836	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Todd Marshall	6/26/2008	8	Acquisition — Acquisition of shares allocated to an individual account under the Target 401(k)
	Various	535	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Mary E. Minnick	6/13/2007	1,942	Acquisition — Award of restricted stock units
	1/9/2008	2,506	Acquisition — Award of restricted stock units
	6/11/2008	2,352	Acquisition — Award of restricted stock units
	1/14/2009	7,249	Acquisition — Award of restricted stock units
	Various	336	Acquisition — Dividend equivalents for restricted stock units

Anne M. Mulcahy	6/13/2007	1,189	Acquisition — Award of restricted stock units
	1/9/2008	(7,395)	Disposition — Scheduled distribution of deferred compensation under Rule 10b5-1
	6/11/2008	1,440	Acquisition — Award of restricted stock units
	1/8/2009	(1,506)	Disposition — Scheduled distribution of deferred compensation under Rule 10b5-1
	1/14/2009	2,219	Acquisition — Award of restricted stock units
	Various	2,147	Acquisition — Regular deferral into Target stock fund of director deferred compensation plan account

Name	Date	# of Shares	Transaction Description

	Various	100	Acquisition — Dividend equivalents for restricted stock units

Tracy A. Murphy	Various	181	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	503	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Joseph L. Nunez	5/17/2007	759	Acquisition — Stock option exercise
	5/17/2007	(759)	Disposition — Open market sale
	7/9/2007	(49)	Disposition — Transfer from Target stock fund under deferred compensation plan account
	7/9/2007	(371)	Disposition — Transfer from Target stock fund under the Target 401(k)
	7/25/2007	49	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	7/25/2007	432	Acquisition — Acquisition of shares allocated to an individual account under the Target 401(k)
	10/15/2007	(49)	Disposition — Transfer from Target stock fund under deferred compensation plan account
	10/15/2007	(476)	Disposition — Transfer from Target stock fund under Target 401(k)
	4/14/2008	(92)	Disposition — Transfer from Target stock fund under Target 401(k)
	10/15/2008	46	Acquisition — Acquisition of shares allocated to an individual account under the Target 401(k)
	12/29/2008	(116)	Disposition — Transfer from Target stock fund under Target 401(k)
	2/13/2009	(18)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	2	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	(82)	Disposition — Automatic rebalance of shares allocated to an individual account under the Target 401(k)
	Various	368	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Lissa E. Reitz	Various	459	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Derica W. Rice	9/12/2007	799	Acquisition — Award of restricted stock units
	1/9/2008	2,506	Acquisition — Award of restricted stock units
	6/11/2008	2,352	Acquisition — Award of restricted stock units
	1/14/2009	7,249	Acquisition — Award of restricted stock units
	Various	143	Acquisition — Dividend equivalents for restricted stock units

Lori A. Riley	6/20/2007	5,392	Acquisition — Stock option exercise
	6/20/2007	(5,392)	Disposition — Open market sale
	1/9/2008	(660)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	6/19/2008	(458)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	274	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	837	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Sara Justice Ross	6/15/2007	4,432	Acquisition — Stock option exercise
	6/15/2007	(4,432)	Disposition — Open market sale
	Various	544	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Stephen W. Sanger	7/9/2007	4,692	Acquisition — Stock option exercise

Name	Date	# of Shares	Transaction Description

	7/9/2007	(1,494)	Disposition — Stock swap
	1/9/2009	5,694	Acquisition — Stock option exercise
	1/9/2009	(4,179)	Disposition — Stock swap

Mark Schindele	4/5/2007	13,900	Acquisition — Stock option exercise
	4/5/2007	(13,900)	Disposition — Open market sale
	10/26/2007	(78)	Disposition — Transfer from Target stock fund under deferred compensation plan account
	10/26/2007	(208)	Disposition — Transfer from Target stock fund under Target 401(k)
	11/20/2007	1,980	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	11/20/2007	1,103	Acquisition — Transfer into Target stock fund under Target 401(k)
	11/27/2007	(1,660)	Disposition — Transfer from Target stock fund under deferred compensation plan account
	11/27/2007	(1,192)	Disposition — Transfer from Target stock fund under Target 401(k)
	6/9/2008	913	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	6/9/2008	333	Acquisition — Transfer into Target stock fund under Target 401(k)
	7/1/2008	862	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	7/1/2008	488	Acquisition — Transfer into Target stock fund under Target 401(k)
	10/10/2008	921	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	10/10/2008	533	Acquisition — Transfer into Target stock fund under Target 401(k)
	Various	233	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	581	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Joseph H. Schultz	6/8/2007	650	Acquisition — Stock option exercise
	6/8/2007	(650)	Disposition — Open market sale
	11/19/2007	(1,223)	Disposition — Transfer from Target stock fund under Target 401(k)
	8/29/2008	(532)	Disposition — Transfer from Target stock fund under Target 401(k)
	9/11/2008	2,615	Acquisition — Stock option exercise
	9/11/2008	(2,615)	Disposition — Open market sale
	Various	140	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	713	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Douglas A. Scovanner	6/5/2007	118,166	Acquisition — Stock option exercise
	6/5/2007	(118,166)	Disposition — Open market sale
	6/14/2007	(22,400)	Disposition — Open market sale
	11/28/2007	(34,869)	Disposition — Transfer out of Target stock fund under deferred compensation plan account
	3/12/2008	42,394	Acquisition — Settlement of 2004 performance share unit award
	3/12/2008	34,086	Acquisition — Settlement of 2005 performance share unit award
	3/12/2008	(14,555)	Disposition — Surrender of shares for tax withholding

Name	Date	# of Shares	Transaction Description

	8/26/2008	(42,477)	Disposition — Scheduled distribution of deferred compensation under Rule 10b5-1
	12/8/2008	(5,531)	Disposition — Open market sale
	1/14/2009	39,941	Acquisition — Award of restricted stock units
	3/11/2009	1,260	Acquisition — Settlement of 2006 performance share unit award
	3/11/2009	(413)	Disposition — Surrender of shares for tax withholding
	Various	1,867	Acquisition — Dividend equivalents for restricted stock units
	Various	893	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Ann Scovil	Various	625	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Robert A. Seng	9/4/2007	420	Acquisition — Stock option exercise
	9/4/2007	(420)	Disposition — Open market sale
	5/29/2007	(115)	Disposition — Transfer from Target stock fund under Target 401(k)
	2/28/2008	(104)	Disposition — Transfer from Target stock fund under Target 401(k)
	3/7/2008	(7)	Disposition — Transfer from Target stock fund under Target 401(k)
	8/27/2008	(123)	Disposition — Transfer from Target stock fund under Target 401(k)
	12/8/2008	(65)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	481	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Terri K. Simard	3/28/2007	(559)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	530	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)
	Various	11	Acquisition — Shares acquired under dividend reinvestment program

Susan K. Smith	1/12/2009	1,898	Acquisition — Stock option exercise
	1/12/2009	(1,898)	Disposition — Open market sale
	Various	59	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	796	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Marcus J. Steadman	10/10/2008	2,623	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	1/8/2009	(2,091)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	Various	628	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)
	Various	17	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account

Gregg W. Steinhafel	6/19/2007	121,000	Acquisition — Stock option exercise
	6/19/2007	(121,000)	Disposition — Open market sale
	6/20/2007	85,788	Acquisition — Stock option exercise
	6/20/2007	(85,788)	Disposition — Open market sale
	8/27/2007	115,019	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	1/3/2008	151,074	Acquisition — Transfer into Target stock fund under deferred compensation plan account

Name	Date	# of Shares	Transaction Description

	3/12/2008	23,962	Acquisition — Settlement of 2004 performance share unit awards
	3/12/2008	42,488	Acquisition — Settlement of 2005 performance share unit awards
	3/12/2008	(18,143)	Disposition — Surrender of shares for tax withholding
	1/14/2009	60,651	Acquisition — Award of restricted stock units
	1/14/2009	(44,452)	Disposition — Scheduled distribution of deferred compensation under Rule 10b5-1
	3/11/2009	3,489	Acquisition — Settlement of 2006 performance share unit award
	3/11/2009	(1,491)	Disposition — Surrender of shares for tax withholding
	3/18/2009	150,000	Acquisition — Open market purchase
	3/18/2009	77,805	Acquisition — Transfer into Target stock fund under Target 401(k)
	Various	1,992	Acquisition — Dividend equivalents for restricted stock units
	Various	722	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Mitchell L. Stover	6/1/2007	(5,420)	Disposition — Transfer from Target stock fund under deferred compensation plan account
	6/22/2007	17,726	Acquisition — Stock option exercise
	6/22/2007	(18,726)	Disposition — Open market sale
	3/12/2008	5,326	Acquisition — Settlement of performance share unit award
	3/12/2008	(1,742)	Disposition — Surrender of shares for tax withholding
	9/3/2008	(1,000)	Disposition — Open market sale
	10/6/2008	10,977	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	3/11/2009	142	Acquisition — Settlement of performance share unit award
	3/11/2009	(61)	Disposition — Surrender of shares for tax withholding
	Various	129	Acquisition — Periodic acquisitions in Target stock fund under deferred compensation plan account
	Various	736	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

George W. Tamke	6/13/2007	1,189	Acquisition — Award of restricted stock units
	6/11/2008	1,440	Acquisition — Award of restricted stock units
	Various	86	Acquisition — Dividend equivalents for restricted stock units

Kathryn A. Tesija	6/8/2007	(23,389)	Disposition — Transfer from Target stock fund under deferred compensation plan account
	6/8/2007	(7,412)	Disposition — Transfer from Target stock fund under Target 401(k)
	7/13/2007	72,948	Acquisition — Stock option exercise
	7/13/2007	(72,948)	Disposition — Open market sale
	10/4/2007	11,718	Acquisition — Stock option exercise
	10/4/2007	(6,077)	Disposition — Stock swap
	3/12/2008	5,326	Acquisition — Settlement of performance share unit award
	3/12/2008	(1,753)	Disposition — Surrender of shares for tax withholding
	4/21/2008	12,343	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	1/14/2009	22,190	Acquisition — Award of restricted stock units
	1/15/2009	(16,569)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	3/10/2009	134	Acquisition — Dividend equivalents for restricted stock units
	3/11/2009	148	Acquisition — Receipt of deferred share units in settlement of a performance share unit award
	3/11/2009	4	Acquisition — Settlement of performance share unit award
	3/11/2009	(4)	Disposition — Surrender of shares for tax withholding

Name	Date	# of Shares	Transaction Description

	Various	7,117	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	Various	875	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Kari L. Thompson	5/12/2008	(358)	Disposition — Transfer from Target stock fund under Target 401(k)
	Various	487	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Solomon D. Trujillo	12/21/2007	4,692	Acquisition — Stock option exercise
	12/19/2008	5,694	Acquisition — Stock option exercise
	12/19/2008	(4,322)	Disposition — Stock swap
	1/14/2009	2,219	Acquisition — Award of restricted stock units
	Various	52	Acquisition — Dividend equivalents for restricted stock units

Michael J. Wahlig	6/5/2007	4,746	Acquisition — Stock option exercise
	6/5/2007	(4,746)	Disposition — Open market sale
	6/26/2008	4,416	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	10/13/2008	5,222	Acquisition — Transfer into Target stock fund under deferred compensation plan account
	1/8/2009	(7,613)	Disposition — Scheduled distribution from Target stock fund under deferred compensation plan account
	Various	76	Acquisition — Dividend equivalents on Target stock fund under deferred compensation plan account
	Various	1,498	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Laysha Ward	Various	543	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Judith L. Werthauser	Various	245	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Catharine R. Wright	Various	390	Acquisition — Periodic acquisitions of shares allocated to an individual account under the Target 401(k)

Miscellaneous Information Concerning Participants

Other than as set forth in these schedules or the definitive proxy statement filed by Target on April 21, 2009, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of Target or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.  In addition, except as set forth below, neither we nor any of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.  As described in more detail in Notes 24 and 26 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2009, we are a party to certain prepaid forward contracts and we were a party to certain call options pursuant to which we have repurchased shares of our common stock.

Other than as set forth in these schedules or the definitive proxy statement filed by Target on April 21, 2009, neither we nor any of the participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.